UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  July 30, 2007


                   GENERAL EMPLOYMENT ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

              Illinois                  1-05707           36-6097429
   (State or other jurisdiction of   (Commission       (I.R.S. Employer
   incorporation or organization)    File Number)   Identification Number)

     One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois      60181
         (Address of principal executive offices)              (Zip Code)

    Registrant's telephone number, including area code:  (630) 954-0400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
















Item 2.02, Results of Operations and Financial Condition.

On July 30, 2007, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the quarter ended June 30, 2007. A copy of the press release is furnished as an exhibit to this report.


Item 9.01, Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

No.    Description of Exhibit

99.01	 Press release issued by General Employment Enterprises, Inc., dated July 30, 2007.









































                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  July 31, 2007               By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer